Exhibit 99.1

February 21, 2012

To Holders of Tube City IMS Corporation’s

9 3/4% Senior Subordinated Notes due 2015

As required by Section 4.02(1) of the Indenture for the Tube City IMS Corporation 9 3/4 % Senior Subordinated Notes due 2015, we are supplying the following information:

1)	The Form 10-K of TMS International Corp., our parent company, for the year ending December 31, 2011; and

2)	Reconciling financial statements providing details of the balances and adjustments necessary to reconcile from the TMS International Corp. results to the results of Tube City IMS Corporation.

The reconciling financial statements include explanatory notes which discuss the relationship between the entities and the adjustments involved.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Year ended December 31, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)	(unaudited)

Revenue:
Revenue from sale of materials	$2,192,188	$—	$2,192,188
Service revenue	469,283	—	469,283

Total revenue	2,661,471	—	2,661,471

Costs and expenses:
Cost of raw materials shipments	2,112,011	—	2,112,011
Site operating costs	356,183	—	356,183
Selling, general and administrative expenses	58,646	(1)	58,645
Provision for bad debts	590		590
Share based compensation associated with initial public offering	1,304	—	1,304
Provision for transition agreement	745	—	745
Depreciation	47,493	—	47,493
Amortization	12,401	—	12,401

Total costs and expenses	2,589,373	(1)	2,589,372

Income from operations	72,098	1	72,099

Interest expense, net	(32,201)	1,026	(31,175)
Loss on early extinguishment of debt	(581)	—	(581)

Income before income taxes	39,316	1,027	40,343

Income tax expense	(15,410)	(481)	(15,891)

Net income	23,906	546	24,452

Net loss attributable to noncontrolling interest	726	—	726
Accretion of Preferred Stock Dividends	(7,156)	7,156	—

Income applicable to common shares	$17,476	$7,702	$25,178

Net Income per common share:
Basic	$0.59		$27.57
Diluted	$0.59		$27.57

Average common shares outstanding:
Basic	29,593,776		913,260
Diluted	29,596,359		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Year ended December 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)	(unaudited)

Revenue:
Revenue from sale of materials	$1,632,822	$—	$1,632,822
Service revenue	397,808	—	397,808

Total revenue	2,030,630	—	2,030,630

Costs and expenses:
Cost of raw materials shipments	1,564,504	—	1,564,504
Site operating costs	293,003	—	293,003
Selling, general and administrative expenses	53,139	(2)	53,137
Provision for bad debts	64	—	64
Depreciation	49,317	—	49,317
Amortization	12,191	—	12,191

Total costs and expenses	1,972,218	(2)	1,972,216

Income from operations	58,412	2	58,414
Interest expense, net	(40,361)	7,437	(32,924)

Income before income taxes	18,051	7,439	25,490

Income tax expense	(10,903)	(2,603)	(13,506)

Net income	7,148	4,836	11,984

Accretion of Preferred Stock Dividends	(22,824)	22,824	—

Net (Loss) income applicable to common shares	$(15,676)	$27,660	$11,984

Net (Loss) income per common share:
Basic	$(3.17)		$13.12
Diluted	$(3.17)		$13.12

Average common shares outstanding:
Basic	4,944,193		913,260
Diluted	4,944,193		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF OPERATIONS

(In thousands of dollars, except share and per share data)

	Year ended December 31, 2009
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)	(unaudited)

Revenue:
Revenue from sale of materials	$989,257	$—	$989,257
Service revenue	309,082	—	309,082

Total revenue	1,298,339	—	1,298,339

Costs and expenses:
Cost of raw materials shipments	939,993	—	939,993
Site operating costs	233,120	—	233,120
Selling, general and administrative expenses	44,638	(13)	44,625
Recovery of bad debt, net	(5,419)	—	(5,419)
Provision for transition agreement	2,243	—	2,243
Depreciation	57,567	—	57,567
Amortization	12,193	—	12,193

Total costs and expenses	1,284,335	(13)	1,284,322
Income from operations	14,004	13	14,017

Interest expense, net	(44,825)	7,475	(37,350)
Gain on early extinguishment of debt	1,505		1,505
Goodwill impairment	(55,000)		(55,000)
Recognition of cumulative translation adjustment	(1,560)		(1,560)

Loss before income taxes	(85,876)	7,488	(78,388)
Income tax benefit	6,885	(2,621)	4,264

Net loss	(78,991)	4,867	(74,124)

Accretion of Preferred Stock Dividends	(21,069)	21,069	—

Net (Loss) income applicable to common shares	$(100,060)	$25,936	$(74,124)

Net (Loss) income per common share:
Basic	$(20.14)		$(81.16)
Diluted	$(20.14)		$(81.16)

Average common shares outstanding:
Basic	4,969,164		913,260
Diluted	4,969,164		913,260

The accompanying notes are an integral part of these reconciling financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share and per share data)

	December 31, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$108,830	$(54,510)	$54,320
Accounts receivable, net of allowance for doubtful accounts of $2,613	292,546	—	292,546
Inventories	56,297	—	56,297
Prepaid and other current assets	31,041	22	31,063
Deferred tax asset	7,114	—	7,114

Total current assets	495,828	(54,488)	441,340

Property, plant and equipment, net	161,017	—	161,017
Deferred financing costs, net of accumulated amortization of $9,517	10,638	—	10,638
Goodwill	241,771	—	241,771
Other intangibles, net of accumulated amortization of $56,374	153,066	—	153,066
Other noncurrent assets	3,675	(74)	3,601

Total assets	$1,065,995	$(54,562)	$1,011,433

Liabilities, Redeemable Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$225,999	$—	$225,999
Accounts payable overdraft	47,817	—	47,817
Salaries, wages and related benefits	28,105	—	28,105
Accrued expenses	24,340	(49)	24,291
Revolving bank borrowings	159	—	159
Current portion of long-term debt	3,585	—	3,585

Total current liabilities	330,005	(49)	329,956

Long-term debt	379,250	—	379,250
Indebtedness to noncontrolling interest	5,275	—	5,275
Deferred tax liability	53,791	—	53,791
Other noncurrent liabilities	20,833	5,704	26,537

Total liabilities	789,154	5,655	794,809

Redeemable preferred stock:
TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 22,000 shares designated as Class A; $0.001 par value per share; 0 shares issued and outstanding	—	—	—
Stockholders’ equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding; par value $.001 per share; 2,500,000 shares authorized	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; 12,894,333 shares issued and outstanding	13	(13)	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 26,361,640 shares issued and outstanding	26	(26)	—
Capital in excess of par value	434,841	(155,584)	279,257
Accumulated deficit	(148,232)	95,405	(52,827)
Accumulated other comprehensive income	(11,075)	—	(11,075)

Total TMS International Corp./Tube City IMS Corp. stockholders’ equity	275,573	(60,217)	215,356
Noncontrolling interest	1,268	—	1,268

Total stockholders’ equity	276,841	(60,217)	216,624

Total liabilities, redeemable preferred stock and stockholders’ equity	$1,065,995	$(54,562)	$1,011,433

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING BALANCE SHEETS

(In thousands of dollars, except share and per share data)

	December 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$49,492	$—	$49,492
Accounts receivable, net of allowance for doubtful accounts of $2,125	207,147	—	207,147
Inventories	38,664	—	38,664
Prepaid and other current assets	19,562	—	19,562
Deferred tax asset	6,702	—	6,702

Total current assets	321,567	—	321,567

Property, plant and equipment, net	138,540	—	138,540
Deferred financing costs, net of accumulated amortization of $9,280	8,384	—	8,384
Goodwill	242,148	—	242,148
Other intangibles, net of accumulated amortization of $47,232	165,295	—	165,295
Other noncurrent assets	2,971	—	2,971

Total assets	$878,905	$—	$878,905

Liabilities, Redeemable Preferred Stock and Stockholders’ (Deficit) Equity
Current liabilities:
Accounts payable	$177,668	$—	$177,668
Accounts payable overdraft	25,802	—	25,802
Salaries, wages and related benefits	28,934	—	28,934
Accrued expenses	30,834	(809)	30,025
Revolving bank borrowings	304	—	304
Current portion of long-term debt	3,185	—	3,185

Total current liabilities	266,727	(809)	265,918

Long-term debt	380,997	—	380,997
Indebtedness to related parties	42,155	(42,155)	—
Deferred tax liability	42,932	1,982	44,914
Other noncurrent liabilities	20,203	3,242	23,445

Total liabilities	753,014	(37,740)	715,274

Redeemable preferred stock:
TMS International Corp. redeemable, convertible preferred stock, 50,000 shares authorized with 25,000 shares designated as Class A; $0.001 par value per share; 21,883 shares issued and outstanding, liquidation preference of $296,844, accumulated and unpaid dividend of $80,203.	296,844	(296,844)	—
Stockholders’ (deficit) equity:
Tube City IMS Corporation Common stock, 913,260 shares issued and outstanding; par value $.001 per share; 2,500,000 shares authorized	—	1	1
TMS International Corp. Class A common stock; 200,000,000 shares authorized, $0.001 par value per share; no shares issued and outstanding	—	—	—
TMS International Corp. Class B common stock; 30,000,000 shares authorized, $0.001 par value per share; 4,943,992 shares issued and outstanding	—	—	—
Capital in excess of par value	—	246,871	246,871
Accumulated deficit	(165,717)	87,712	(78,005)
Accumulated other comprehensive income	(5,502)	—	(5,502)

Total TMS International Corp./Tube City IMS Corp. stockholders’ (deficit) equity	(171,219)	334,584	163,365
Noncontrolling interest	266	—	266

Total stockholders’ (deficit) equity	(170,953)	334,584	163,631

Total liabilities, redeemable preferred stock and stockholders’ (deficit) equity	$878,905	$—	$878,905

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Year ended December 31, 2011
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$23,906	$644	$24,550
Adjustments to reconcile Net Income to net cash (used in) operating activities:
Depreciation and Amortization	59,894	—	59,894
Amortization of deferred financing costs	2,491	—	2,491
Deferred income tax	12,300	383	12,683
Provision for bad debts	590	—	590
Loss (gain) on the disposal of equipment	291	—	291
Non-cash share-based compensation cost	2,231	—	2,231
Non-cash loss (gain) from debt extinguishment	581	—	581
Increase (decrease) from changes in:
Accounts receivable	(85,989)	—	(85,989)
Inventories	(17,633)	—	(17,633)
Prepaid and other current assets	(2,789)	—	(2,789)
Other noncurrent assets	(79)	—	(79)
Accounts payable and accounts payable overdraft	70,346	—	70,346
Accrued expenses	(4,639)	(2,738)	(7,377)
Other noncurrent liabilities	(236)	—	(236)
Other, net	(2,320)	84	(2,236)

Net cash provided by (used for) operating activities	$58,945	$(1,627)	$57,318

Cash flows from investing activities:
Capital expenditures	(83,076)	—	(83,076)
Proceeds from sale of equipment	673	—	673
Acquisition	(50)	—	(50)
Contingent payment for acquired business	(337)	—	(337)
Cash flows related to IU International, net	(402)	—	(402)

Net cash used for investing activities	(83,192)	—	(83,192)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	(115)	—	(115)
Issuance of debt	5,275	—	5,275
IPO proceeds/capital contribution	128,657	(105,835)	22,822
Debt issuance and termination fees	(5,326)	—	(5,326)
Repayment of debt	(46,223)	42,155	(4,068)
Contributions from noncontrolling interests	1,849	—	1,849

Net cash provided by (used for) financing activities	84,117	(63,680)	20,437

Effect of exchange rate changes on cash & equivalents	(532)	—	(532)

Cash and cash equivalents:
Net increase (decrease) in cash	59,338	(65,307)	(5,969)
Cash at beginning of period	49,492	—	49,492

Cash at end of period	$108,830	$(65,307)	$43,523

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Year ended December 31, 2010
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$7,148	$4,836	$11,984
Adjustments to reconcile Net Income to net cash provided by operating activities:
Depreciation and Amortization	61,508	—	61,508
Amortization of deferred financing costs	2,468	—	2,468
Deferred income tax	9,618	2,603	12,221
Provision for bad debts	123	—	123
Loss (gain) on the disposal of equipment	(362)	—	(362)
Non-cash share-based compensation cost	29	—	29
Interest paid-in-kind	4,657	(4,657)	—
Increase (decrease) from changes in:
Accounts receivable	(42,652)	—	(42,652)
Inventories	(6,799)	—	(6,799)
Prepaid and other current assets	(11,758)	—	(11,758)
Other noncurrent assets	329	—	329
Accounts payable and accounts payable overdraft	48,157	—	48,157
Accrued expenses	15,989	164	16,153
Other non current liabilities	(1,699)	—	(1,699)
Other, net	(319)	—	(319)

Net cash provided by operating activities	$86,437	$2,946	$89,383

Cash flows from investing activities:
Capital expenditures	(39,816)	—	(39,816)
Proceeds from sale of equipment	1,394	—	1,394
Acquisition	(495)	—	(495)
Amount returned from escrow related to prior acquisition	1,712	—	1,712
Contingent payment for acquired business	(339)	—	(339)
Cash flows related to IU International, net	(331)	—	(331)

Net cash used for investing activities	(37,875)	—	(37,875)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	(4,115)	—	(4,115)
Repayment of debt	(25,193)	20,424	(4,769)
Contributions from noncontrolling interest	266		266

Net cash provided by (used for) financing activities	(29,042)	20,424	(8,618)

Effect of exchange rate changes on cash & equivalents	158	—	158

Cash and cash equivalents:
Net increase in cash	19,678	23,370	43,048
Cash at beginning of period	29,814	(23,370)	6,444

Cash at end of period	$49,492	$—	$49,492

The accompanying notes are an integral part of these condensed consolidated financial statements.

TMS INTERNATIONAL CORP. – TUBE CITY IMS CORPORATION

RECONCILING STATEMENTS OF CASH FLOWS

(In thousands of dollars)

	Year ended December 31, 2009
	TMS International Corp.	TMS Stand alone Balances & Adjustments	Tube City IMS Corporation
		(unaudited)	(unaudited)
Cash flows from operating activities:
Net Income	$(78,991)	$4,867	$(74,124)
Adjustments to reconcile Net Income to net cash provided by operating activities:
Depreciation and Amortization	69,760	—	69,760
Amortization of deferred financing costs	2,331	—	2,331
Deferred income tax	(8,474)	2,621	(5,853)
Provision for bad debts	680	—	680
Loss (gain) on the disposal of equipment	(301)	—	(301)
Non-cash share-based compensation cost	30	—	30
Interest paid-in-kind	6,611	(6,611)	—
Non-cash gain from debt extinguishment	(1,505)		(1,505)
Impairment of goodwill	55,000		55,000
Recognition of cumulative translation adjustment	1,560		1,560
Increase (decrease) from changes in:
Accounts receivable	(22,479)	—	(22,479)
Inventories	(13,229)	—	(13,229)
Prepaid and other current assets	5,795	—	5,795
Other noncurrent assets	(325)	—	(325)
Accounts payable and accounts payable overdraft	59,673	—	59,673
Accrued expenses	(4,747)	(806)	(5,553)
Other non current liabilities	(329)	—	(329)
Other, net	1,925		1,925

Net cash provided by operating activities	$72,985	$71	$73,056

Cash flows from investing activities:
Capital expenditures	(37,635)	—	(37,635)
Proceeds from sale of equipment	3,337	—	3,337
Contingent payment for acquired business	(426)	—	(426)
Cash flows related to IU International, net	(1,416)	—	(1,416)

Net cash used for investing activities	(36,140)	—	(36,140)

Cash flows from financing activities:
Revolving credit facility borrowing (repayments), net	(46,760)	—	(46,760)
Issuance of debt	39,153	(38,732)	421
Fees paid to amend term loan	(588)		(588)
Repurchase of senior notes	(430)		(430)
Repayment of debt	(4,436)	500	(3,936)
Capital contributions	—	15,871	15,871

Net cash used for financing activities	(13,061)	(22,361)	(35,422)

Effect of exchange rate changes on cash & equivalents	238	—	238

Cash and cash equivalents:
Net increase (decrease) in cash	24,022	(22,290)	1,732
Cash at beginning of period	5,792	(1,080)	4,712

Cash at end of period	$29,814	$(23,370)	$6,444

The accompanying notes are an integral part of these condensed consolidated financial statements.

Notes to Reconciling Financial Statements.

Note 1—Basis of Presentation

The reconciling financial statements have been prepared for the purpose of reconciling the balances and activities of TMS International Corp. with those of Tube City IMS Corporation, an indirect wholly owned subsidiary thereof. The statements should be read in conjunction with the Annual Report on Form 10-K of TMS International Corp. for the period ended December 31, 2011. These statements are not prepared in accordance with generally accepted accounting principles and are furnished solely for the purpose of reconciling the financial statements of TMS International Corp. to the financial statements of Tube City IMS Corporation as of and for the years ending December 31, 2011, 2010 and 2009. Operating results for the years ending December 31, 2011, 2010 and 2009 are not necessarily indicative of the results that may be expected for future periods.

On April 19, 2011, TMS International Corp. completed an initial public offering of its class A common stock. In connection with this offering, TMS International Corp. amended and restated its certificate of incorporation to create two classes of common stock; class A common stock and class B common stock. TMS International Corp. also effectuated a 207.4307-for-one stock split on April 13, 2011 for its class B common shares, the effect of which has been applied retroactively in these consolidated financial statements.

The chart below provides details of the organizational structure of TMS International Corp. and its subsidiaries immediately after giving effect to the offering (including the underwriters’ overallotment option):

Onex Corporation and its affiliates beneficially own approximately 84.8% of the aggregate voting power of our outstanding common stock.

A portion of the net offering proceeds to TMS International Corp. was used to pay off all amounts outstanding under the series 2008 promissory notes, which were an obligation of TMS International Corp., and $13.8 million was contributed as equity to Tube City IMS Corporation. The remaining proceeds were used or remain at TMS International Corp. for general corporate purposes.

Note 2—Reconciling Balances and Adjustments

Series 2008 Promissory Notes

Prior to their repayment in connection with the initial public offering, the series 2008 promissory notes were an unsecured obligation of TMS International Corp. that were subordinated in right to payment to all existing and future senior indebtedness. The holders of the series 2008 promissory notes were also owners, or affiliates of owners of TMS International Corp.’s common stock. The series 2008 promissory notes are therefore reported as indebtedness to related parties. The series 2008 promissory notes were an obligation only of TMS International Corp. and were not an obligation of Tube City IMS Corporation.

TMS International Corp. Series A Preferred Stock

TMS International Corp. was initially capitalized via the sale of units which consisted of one share of common stock and one share of series A preferred stock with an initial liquidation value of $9,900 per share. The series A preferred stock carried an accumulating dividend of 8%. The funds generated in the initial capitalization of TMS International Corp. were used to acquire the common stock of Tube City IMS Corporation. Tube City IMS Corporation has only common stock and no preferred stock.

In reconciling from TMS International Corp. to Tube City IMS Corporation, the effects of the preferred stock, including the accretion of accumulated and unpaid dividends thereon, are reversed.

All shares of the TMS International Corp. series A preferred stock were converted into shares of TMS International Corp. class B common stock in connection with the initial public offering.

Related Tax Effects

The remaining reconciling adjustments relate to the tax effects of the different entities. The adjustments include recording a $5.6 million liability on the financial statements of Tube City IMS Corporation at September 30, 2011 based on the use of certain tax benefits of TMS International Corp pursuant to a tax sharing arrangement.